CUSIP No                                                     Page 10 of 12 Pages
MENU - 13 D

                                    EXHIBIT A

SOUTHBRIDGE INVESTMENT PARTNERSHIP NO. 1 ("SOUTHBRIDGE")

Name and Title                           Business Address                        Principal Occupation
--------------                           ----------------                        --------------------
Foundation Trust                         150 Water Street, South                 Limited partner of
                                         Cambridge, Ontario,                     Southbridge; invest funds
                                         Canada N1R 3E2                          for the beneficiaries of
                                                                                 the Trust

SIPGP No. 1 Inc.                         150 Water Street, South                 General partner of
                                         Cambridge, Ontario,                     Southbridge
                                         Canada N1R 3E2

SIPGP NO. 1 INC.

Name and Title                           Business Address                        Principal Occupation
--------------                           ----------------                        --------------------
Michael Petersen                         5 Edgewood Court                        President
                                         Cambridge, Ontario N1R 5S5

Lynda King                               150 Water Street, South                 Vice President, Secretary
                                         Cambridge, Ontario,                     and Treasurer
                                         Canada N1R 3E2

Southbridge Holdings Inc., an            150 Water Street, South                 Parent company of SIPGP No.
Ontario corporation                      Cambridge, Ontario,                     1 Inc.
                                         Canada N1R 3E2

SOUTHBRIDGE HOLDINGS INC.

Name and Title                          Business Address                         Principal Occupation
--------------                          ----------------                         --------------------
Foundation Trust                        150 Water Street, South                  50 percent owner of
                                        Cambridge, Ontario,                      Southbridge Holdings Inc.;
                                        Canada N1R 3E2                           invest funds for the
                                                                                 beneficiaries of Trust

Eudamonia Corp.                         5 Edgewood Court                         50 percent owner of
                                        Cambridge, Ontario N1R 5S5               Southbridge Holdings Inc.;
                                                                                 investment company

CUSIP No                                                     Page 11 of 12 Pages
MENU - 13 D

EUDAMONIA CORP.

Name and Title                           Business Address                        Principal Occupation
--------------                           ----------------                        --------------------
Michael Petersen                         5 Edgewood Court                        Controlling shareholder and
                                         Cambridge, Ontario N1R 5S5              President

Kimberly Petersen                        5 Edgewood Court                        Secretary
                                         Cambridge, Ontario N1R 5S5

FOUNDATION TRUST

Name and Title                           Business Address                        Principal Occupation
--------------                           ----------------                        --------------------
Verdel Corporation, an                   150 Water Street, South                 Trustee
Ontario corporation                      Cambridge, Ontario,
                                         Canada N1R 3E2

VERDEL CORPORATION

Name and Title                           Business Address                          Principal Occupation
--------------                           ----------------                          --------------------
Reginald Petersen                        2 Columbo Crescent                        President and Secretary
                                         St. George, Ontario
                                         Canada N0E 1N0

Southbridge Properties Inc.              150 Water Street, South                   Controlling shareholder
                                         Cambridge, Ontario,                       of Verdel Corporation;
                                         Canada N1R 3E2                            real estate and
                                                                                   property management

SOUTHBRIDGE PROPERTIES INC.

1995 Petersen Family Trust               2 Columbo Crescent                         Controlling shareholder
                                         St. George, Ontario                        of Southbridge
                                         Canada N0E 1N0                             Properties Inc.;
                                                                                    investing funds for the
                                                                                    beneficiaries of the
                                                                                    Trust

Reginald Petersen and                    2 Columbo Crescent                         Trustees of 1995
Carol Petersen                           St. George, Ontario                        Petersen Family Trust

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CUSIP No                                                     Page 12 of 12 Pages
MENU - 13 D

                                         Canada N0E 1N0